UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2003

COMMONWEALTH ENERGY
CORPORATION

(Exact Name of registrant as specified in its charter)

California	000-33069	33-0769555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15901 Red Hill Avenue, Suite 100
Tustin, California	92780
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 258-0470

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT 99.1

Item 7. Exhibits.

Exhibit No.	Description

99	Press Release, dated as of June 13, 2003.

Item 9. Regulation FD Disclosure.

     The information contained in this Item 9 is provided under Item 12 of Form 8-K, “Results of Operations and Financial Condition.”

     On June 13, 2003, Commonwealth Energy Corporation (“Commonwealth”) issued a press release announcing its operating results for the third quarter of the fiscal year ending July 31, 2003. Attached as Exhibit 99 to this report is a copy of the Commonwealth press release, which is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2003	COMMONWEALTH ENERGY CORPORATION

	By:	/S/ JAMES L. OLIVER

James L. Oliver
Chief Financial Officer